Exhibit 99.1

ACNB Corporation Annual Meeting of Shareholders May 3, 2022 1

Welcome & Introductions 2

Board of Directors Alan J. Stock Chairman of the Board Todd L. Herring Vice Chairman of the Board Kimberly S. Chaney Frank Elsner, III James P. Helt Scott L. Kelley James J. Lott Donna M. Newell Daniel W. Potts D. Arthur Seibel, Jr. David L. Sites 3

Retiring Directors Marian B. Schultz – Ms. Schultz has been a member of both the Corporation’s and ACNB Bank’s Boards of Directors since 1992. James E. Williams – Mr. Williams has been a member of both the Corporation’s and ACNB Bank’s Boards of Directors since 2007. 4

Subsidiary Executive Officers Jason H. Weber EVP/Finance Mark A. Westcott President & Chief Executive Officer Front left to right: Lynda L. Glass, EVP/Secretary and Chief Risk & Governance Officer; David W. Cathell, EVP/Treasurer & Chief Financial Officer; Laurie A. Laub, EVP/Chief Credit & Operations Officer Back left to right: Douglas A. Seibel, EVP/Chief Lending & Revenue Officer; James P. Helt, President & Chief Executive Officer; Tom N. Rasmussen, EVP/Maryland Market President; Thomas R. Stone, EVP/Chief Community Banking Officer 5

Business Advisors Bybel Rutledge LLP: Partner Nicholas Bybel, Jr., Esquire RSM US LLP: Partner Patrick Mulloy 6

Meeting Agenda • Call to Order, Quorum & Business Matters • President & CEO Presentation • Shareholder Questions & Answers • Voting Results • Adjournment from Judge of Election 7

Rules of Conduct and Procedures In the interest of an orderly Annual Meeting of Shareholders for ACNB Corporation, please honor the following basic Rules of Conduct and Procedures: • If you have joined the virtual meeting as a Shareholder using a proxy control number or legal proxy, you will be able to submit questions during the meeting using the message icon. These questions will be addressed, as possible, prior to adjournment. If you have joined the virtual meeting as a Guest, you will not have the availability to ask questions. ACNB Corporation reserves the right to not respond to any questions not related to today’s meeting agenda or if the matter is of a specific individual nature. A representative of ACNB Corporation will follow up with the requestor after the meeting. Additional questions can also be submitted after the meeting via investor.relations@acnb.com. Full Rules of Conduct and Procedures for the Annual Meeting are posted and accessible via the Investor Relations page at investor.acnb.com. • • • • 8

Forward-Looking Statements Duringthecourseofthis statements regarding events presentation,theremaybeprojectionsandforward-looking or the these future financial performance of ACNB Corporation.We wish to caution youthat forward-lookingstatements involvecertainrisks and uncertainties, including a variety of factors that may cause actual results to differ materially from the anticipated results expressed in these forward-looking statements. ACNB Corporation assumes no duty to update the forward-looking statements made in this presentation. You are encouraged to review the risk factors and other cautionary statements regarding forward-looking information described in other documents ACNB Corporation files from time to time with the Securities and Exchange Commission including the Annual Reports Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K. on Form 10-K, 9

Call to Order, Quorum & Business Matters 10

President&CEOPresentation James P. Helt 11

Executive Summary Executive Summary Notes Accolades row. 1. Source: S&P Capital IQ as of March 31, 2022. 12 Source: 10K as of December 31, 2021 unless otherwise noted. • Named to Central Penn Business Journal’s list of the Top 50 Fastest Growing Companies in Central Pennsylvania for the fourth year in a • Voted #1 Bank for the tenth consecutive year in the Gettysburg Times Pick of the County annual award. • Voted #1 in the Hanover Evening Sun Readers Choice Awards for 2021. Bank Established: 1857 Headquarters: Gettysburg, PA Market Capitalization1: $303 Million Total Assets: $2.8 Billion Gross Loans: $1.5 Billion Deposits: $2.4 Billion TCE/TA: 8.18% ROAA: 1.03% ROAE: 10.52% LTM Net Interest Margin: 2.82% LTM Noninterest Income / Operating Revenue: 24.22% LTM Efficiency Ratio: 62.70% Total Capital Ratio: 18.71% CET1 Ratio: 16.08% Tier 1 Capital Ratio: 16.47% Leverage Ratio: 8.91% • Trades on the NASDAQ under the symbol “ACNB”. • 14th largest publicly-traded bank (out of 70) in Pennsylvania by asset size. • 20 Bank office locations in Southcentral Pennsylvania and 11 Bank office locations in Central Maryland. • Approximately $537.8 million in Wealth Management assets. ➢ Trust and Fiduciary: $331.5 million in AUM/AUA ➢ Retail Brokerage: $206.3 million in AUM/AUA • ACNB Insurance Services, Inc. ➢ Approximately $46.5 million in gross premium volume and $6.1 million in gross commissions. ➢ 3 office locations in Maryland and 2 in Pennsylvania. ➢ February 2022 Acquisition of the Hockley O’Donnell Insurance Agency in Gettysburg, PA.

Market Overview Key Notes Market Footprint 1. Source: FDIC Deposit Market Share Report as of June 30, 2021. 2. These market areas include Gettysburg, Upper Adams, Littlestown, McSherrystown, Carroll Valley, East Berlin, and Newville. 3. Source: United States Census Bureau data. 4. Compounded Annual Growth Rate (CAGR) 13 • ACNB Bank is ranked #1 in Adams County market, with deposit market share of 61.18%¹. 2021 represents the 6th consecutive year of market share increases for ACNB Bank. • ACNB Bank has the #1 deposit market share in 7 out of 13 defined market areas in Pennsylvania². • Market footprint covers Southcentral Pennsylvania and Central Maryland. • The Southcentral Pennsylvania and Central Maryland markets have a diverse mix of businesses and industries, with an educated workforce and household income that is greater than both state and national averages³. • 34 Bank locations across Pennsylvania and Maryland ➢ 13 branches located in Adams County, PA (excludes HQ Operations Center) ➢ 5 branches and 1 loan production office located in York County, PA ➢ 1 branch located in Franklin County, PA ➢ 1 branch located in Cumberland County, PA ➢ 1 loan production office located in Lancaster County, PA ➢ 6 branches located in Carroll County, MD ➢ 5 branches located in Frederick County, MD ➢ 1 loan production office located in Baltimore County, MD • Solid historical deposit growth ➢ CAGR⁴ (‘17 – ’21) (Total) = 16.9% ➢ CAGR⁴ (‘17 – ’21) (Organic) = 12.1% ➢ 2021 (Total) = 11.0%

Overview of 2021 Results Financial Summary Financial Overview 1. Provision expense in 2020 was a result of the COVID-19 pandemic as well as a large unanticipated charge-off of one loan in 1Q’20. 14 Source: 10K as of December 31, 2021 •Record year in Net Income, an increase of approximately 50% from 2020. •Excess liquidity and low rates negatively impacted net interest income, our major source of revenue; PPP a benefit. •Improved asset quality due to a rebound in the economy. •Strong fee income growth driven by Mortgage Banking and Wealth Management. •Lower expenses year-over-year as 2020 included approximately $6.0mm in merger-related expenses. •Profitability ratios increased noticeably due to record earnings. ¹

Consistent Balance Sheet Growth Total Loans ($MMs) Total Assets ($MMs) CAGR¹ (‘17 - ’21): 4.23% Total Deposits ($MMs) Tangible Common Equity ($MMs) 208.6 1. Compounded Annual Growth Rate (CAGR) Source: 10K as of December 31, 2021 15 CAGR¹ (‘17 - ’21): 14.17%223.9 144.2 20172018201920202021 165.5 131.8 CAGR¹ (‘17 - ’21): 16.92% 2,426.4 2,185.5 20172018201920202021 1,298.51,348.11,412.3 1,637.8 20172018201920202021 1,244.21,302.51,272.6 1,468.4 2,787.0 CAGR¹ (‘17 - ’21): 14.96%2,555.4 20172018201920202021 1,595.41,647.71,720.3

Performance Trends Net Interest Margin (%) ROAE (%)¹ 3.51 Efficiency Ratio (%) EPS ($)¹ TCE / TA (%) TBVPS ($) 20.46 18.77 1. ROAE and EPS for 2017 and 2020 are adjusted to reflect figures that exclude the one-time merger related charges for the New Windsor and Frederick County acquisitions (non-GAAP). GAAP ROAE for 2017 and 2020 was 7.12% and 7.39% respectively; GAAP EPS for 2017 and 2020 was $1.50 and $2.13 respectively. Source: 10K as of December 31, 2021 16 23.3823.9525.8 20172018201920202021 9.76 8.38 20172018201920202021 8.88 8.328.18 62.3762.70 59.35 20172018201920202021 59.8759.78 3.093.363.19 2.67 20172018201920202021 2.22 3.813.81 20172018201920202021 3.35 2.82 13.6213.33 20172018201920202021 10.55 10.52 9.25

Wealth Management At Year-End in Thousands of Dollars percentage of the market value of assets under income, and 34% higher fee income on brokerage relationships. 1. Securities and certain insurance products are offered through Cetera Investment Services, LLC, a registered broker-dealer and FINRA member, and advisory services are offered through Cetera Investment Advisers, LLC. Neither firm is affiliated with ACNB. Source: 10K as of December 31, 2021 and Internal Sources 17 20172018201920202021 Trust AUM/AUABrokerage AUM/AUA (1) • ACNB’s Wealth Management business derives a majority of its revenue from noninterest income consisting of trust, investment advisory and brokerage, and other servicing fees. • Wealth Management clients are located largely within the Bank’s primary geographic markets. • Substantial revenues are generated from investment management agreements with clients. ➢ Under these agreements, fee income is typically generated as a management/administration. • Income from Wealth Management activities increased 18.6% YOY due to higher fee income from increased AUM/AUA, lower sporadic estate fee 206,300 159,700 132,000 110,000 331,500 103,000 277,300 257,000 232,000 224,000

ACNB Insurance At Year-End in Thousands of Dollars Services, Inc. the needs of its clients since its founding as an independent insurance subsidiaries. 18 Source: Internal Sources 47,73547,94346,508 20172018201920202021 Premiums • January 2022 rebranding of insurance subsidiary to ACNB Insurance Services, Inc. from Russell Insurance Group, Inc. • ACNB Insurance Services, Inc. is a full-service insurance agency, with licenses in 44 states, offering a broad range of property, casualty, health, life and disability insurance to both personal and commercial clients. • Based in Westminster, Maryland, ACNB Insurance Services, Inc. has served agency in 1978. The agency was purchased by ACNB Corporation in 2005. ➢ ACNB Insurance Services, Inc. operates additional locations in Germantown and Jarrettsville, Maryland, as well as 2 offices in Gettysburg, Pennsylvania. • ACNB Insurance Services, Inc. is managed separately from the banking and related financial services that ACNB Corporation offers and is reported as a separate segment. • February 2022 acquisition of Hockley & O’Donnell Insurance Agency, Gettysburg, Pennsylvania. It is our intent to leverage this acquisition for increased synergies and revenues across both the insurance and banking 41,647 38,447

Diversified Loan Portfolio Loan Portfolio Composition as of 12/31/2021 Key Underwriting Notes 4.3% 1-4 Family Gross Loan Growth ($MMs) 1. Compounded Annual Growth Rate (CAGR) Source: S&P Capital IQ and 10K as of December 31, 2021 19 CAGR¹ (’17 - ’21): 4.23%1,637.8 1,244.2 20172018201920202021 1,302.51,272.6 1,468.4 Other Construction 3.6%Far 5.7% 22.2% ConsumerHo e E 0.7%7.8% C&IGross Loans 7.5%$1.5B Multifamily + CRE 47.8% •ACNB asset quality measures continue to reflect commitment to sound credit risk management, including conservative underwriting practices, timely credit administration processes, and proactive customer relationship management. •Independent loan review performed annually with a 60% penetration rate. •Fully integrated Enterprise Risk Management function. •Incentive plans in place to drive and reward behaviors that are in alignment with corporate objectives.

Prudent Reserve Discipline Trends in Loan Loss Reserve Loan Loss Reserve Overview 25,000 1.80 1.23 20,000 provisioning for the impact of the COVID-19 20 Source: 10K as of December 31, 2021 and Internal Sources • ACNB actively monitors its loan portfolio and records provision expense to maintain strong asset quality. • The 2021 provision was calculated to be much lower than 2020 due to the intervening pandemic and the elimination of modifications made in prior periods due to COVID-19. Loan Loss Reserve ($000s)Loan Loss Reserves/Loans (%) 1.60 1.301.40 1.20 15,000 1.00 0.80 10,000 0.60 0.40 5,000 0.20 -0.00 20172018201920202021 1.121.071.09 20,226 19,033 13,976 13,964 13,835

Healthy Deposit Portfolio Deposit Composition as of 12/31/2021 Deposit Portfolio 2020. the Bank’s total deposit portfolio. of total deposits. 21 Source: 10K as of December 31, 2021 and Internal Sources • Year-end 2021 deposits of $2.4 billion increased 11.0% over • Deposit growth impacted by lack of economic activity continuing from the COVID-19 event and its effects. • ACNB continues to have a strong core deposit base, with core deposits making up 95.6% of total deposits. • Non-Interest Bearing Demand deposits totaled $623 million at year-end 2021 and accounted for approximately 26% of • ACNB’s top 20 deposit relationships only account for 13.7% • ACNB’s cost of deposits for 2021 was 0.22%, down 30 basis points from 2020’s cost. CDs >= $250,000 4.4% CDs < $250,000Non-Interest 13.3%Bearing Demand Gross Deposits $2.4B Interest Bearing D mand 13.2% Savings 43.4%

Active Capital Management • Capital ratios exceed regulatory and our internal requirements. Quarterly cash dividend increased to $0.26 per share in the 4th quarter of 2021. o Declared a $0.02 special dividend in the 2nd quarter of 2021. In February of 2021, the Board of Directors approved a share repurchase program of up to 261,000 shares, approximately 3%, of common stock outstanding. o Repurchased approximately 54k shares in 2021. Repositioned approximately $200mm in lower-yielding cash into higher-yielding securities at the end of the first quarter/early second quarter of 2022. o Will add meaningful interest income for the remainder of 2022 and beyond. • • • 1. Consolidated regulatory capital ratios as of 12/31/2021. 2. Excess capital defined as capital in excess of the regulatory capital minimums and 250 basis points capital conservation buff er, except for Tier 1 leverage ratio; Tier 1 leverage ratio is capital in excess of well-capitalized minimum. Dollars are in millions. 22 20.00%18.71% 18.00% 16.00% 14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% Tier 1 LeverageTier 1 Risk BasedCE Tier 1Total-Risk Based Regulatory MinimumsExcess (2) $124 16.47%16.08% $144 $115 8.91% $110 Capital Ratios (1) Commentary

At the Heart of Community Life...... This is community banking! FCB Bank Community Shred Event Carroll County 4-H Fair School Supply Drive Bag the Bounty Food Drive In-School Banking Susan G. Komen Race for the Cure New Oxford Harvest Festival Ringing the Bell for the Salvation Army 23

ACNB Bank Volunteer of the Year Award Created to recognize exemplary community service by a Bank staff member Winner receives: • • Commemorative Trophy One Extra Day of Paid Time Off AND Linda S. Roth, Vice President/Treasury Management Officer, was presented with the 2022 Volunteer of the Year Award based on her volunteer service in 2021. • ACNB Bank presents $1,000 to a community organization(s) on behalf of the award winner. 24

Growth Opportunities Organic Strategies Inorganic Strategies households. demographics and enhancement of long-term 25 • Strategically positioned in one of the fast-growing regions along the East Coast, within a short drive of Baltimore, Philadelphia, and Washington, D.C. • Southcentral Pennsylvania and Central Maryland markets are home to a diverse mix of businesses, industries and • Expansion into new markets based on strong shareholder value. ➢ Growth Markets ➢ Strategic Fit ➢ Cultural Fit ➢ Earnings Growth Opportunity • Focus on balance sheet expansion, driven by loan growth via commercial lending. ➢Recruit experienced Commercial Loan Officers ➢Explore team lift-out opportunities ➢Expansion into new lending territories via LPOs ➢Offer expanded/new products & services ➢Leverage new technology to improve overall efficiencies • Growth of Wealth Management platform ➢ Trust & Fiduciary Services ($331.5 million in AUM/AUA) ➢ Retail Brokerage Services ($206.3 million in AUM/AUA) • ACNB Insurance Services, Inc. ➢ Hockley & O’Donnell acquisition February 2022 ➢ Organic opportunities

As a community banking organization, we believe that we must consistently strive to maximize shareholder value by: 1. Utilizing a combination of tools, including both organic and inorganic growth models, to profitably expand our customer 3. Continually improving our operating efficiency through the use of technology and expense control. Executing on our digital banking base. 4. 2. Focusing on enhancing our noninterest transformation strategy to remain income through the continued expansion competitive in the marketplace. of services provided by ACNB Insurance Services, Inc. and the Bank’s Wealth Management Division. 26

In Conclusion • ACNB Corporation remains well capitalized and positioned to continue our growth trends to the benefit of our customers, employees, shareholders and communities. • Asset quality remains strong as we continue to work through the impacts of the pandemic and market uncertainties. • ACNB Corporation remains focused on maximizing shareholder value by executing our strategic initiatives, furthering our vision to be the independent financial services provider of choice in the core markets served by building relationships and finding solutions. 27

Shareholder Questions & Answers 28

Voting Results from Judge of Election 29

Thank You & Meeting Adjournment Stock Symbol: ACNB (Nasdaq) www.acnb.com 30